SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 30, 2001

GENEVA STEEL HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-31020	87-0065504

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 South Geneva Road, Vineyard, UT	84058

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(801) 227-9000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

      On May 30, 2001, Geneva Steel Holdings Corp. (the “Company”) issued the press release attached hereto as Exhibit 99.1 setting forth the Company’s results of operations for the quarter ended March 31, 2000.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

      The Exhibit listed on the Exhibit Index of this Form 8-K is filed herewith.

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SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEVA STEEL HOLDINGS CORP. (Registrant)

Date: June 2, 2001	By:	/s/ Dennis L. Wanlass

Dennis L. Wanlass Vice President and Chief Financial Officer

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EXHIBIT INDEX

99.1      Press release issued by the Company on May 30, 2001, with respect to the Company’s results of operations for the quarter ended March 31, 2001.

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